Supplement dated July 3, 2024
to the Prospectus and Summary Prospectus, as supplemented of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2023
On March 14, 2024, the Fund's Board of Trustees approved the addition of Summit Partners Public Asset Management, LLC (Summit Partners) to manage a portion of the Fund's assets. Summit Partners is expected to start managing a portion of the Fund's assets in the third quarter of 2024.
Shareholders should retain this Supplement for future reference.
SUP284_04_015_(07/24)